PRUDENTIAL FLEXGUARD® INCOME
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 15, 2022
to Prospectus dated May 1, 2022
This Supplement replaces the prior supplement dated December 15, 2022 and should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes various changes and updates to your Annuity Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Special Terms
The following information is added to the “Special Terms” section of the Prospectus:
“Performance Lock – A feature for an Annuity with an Application Sign Date on or after December 15, 2022, and subject to state approval, that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section for additional information.
Performance Lock Date – The Valuation Date on which we process the Performance Lock transaction.
Performance Lock Request – You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.
Performance Lock Value - The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation (as described in the Index Strategies Prospectus) and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.”
Risk Factors
The following information is added to the “Risk Factors” section of the Prospectus:
“Risks Associated with a Performance Lock
If a Performance Lock is executed:
• You will no longer participate in Index Strategy performance, positive or negative, for the remainder of the existing Index Strategy Term for the “locked” Index Strategy.
• You will not receive Index Credit on any “locked” Index Strategy on the Index Strategy End Date. As a result, you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
• We use the Performance Lock Value calculated at the end of the current Valuation Day on the Performance Lock Date to execute your Performance Lock. This means you will not be able to determine in advance your Performance Lock Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock, or that your Index Strategy reached its target for an automatic Performance Lock.
• If a Performance Lock is executed when your Performance Lock Value has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Strategy was not “locked”.
• We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.”
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Dual Direction Index Strategy
The following information is added to the “Index Strategies” section of the Prospectus:
“The Dual Directional Index Strategy provides (i) an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and (ii) an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and within or equal to the Buffer.
•If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
•If the Index Return is negative and is within or equal to the Buffer, then the Index Credit will be the absolute value (without regard to the mathematical sign (positive or negative)) of the Index Return, not limited by the Cap Rate. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit is equal to the Index Return plus the Buffer.
•Offers a level of protection with growth potential in certain cases when the Index Return is negative.”
Performance Lock
The following information is added as a separate section to the Prospectus:
“PERFORMANCE LOCK
For Annuities with an Application Sign Date on or after December 15, 2022, and subject to state approval, you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. The Performance Lock is only available during the Savings Stage and is not available during the Income Stage.
If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date. We will exercise a manual Performance Lock at the end of any Valuation Day if you provide a Performance Lock Request in Good Order before the end of such Valuation Day. You may also request an automatic Performance Lock based on targets you set.
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.
For more information on Performance Lock, please refer to the separate prospectus covering the Index Strategies.”
Charges for Early Withdrawals:
The "Charges for Early Withdrawals" under "Fees and Expenses" section of the Key Information table in your Prospectus is deleted and replaced with the following.

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

For more information on surrender charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
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Fee Table Change:
The Transaction Expense Chart in the "Fee Table" section of the Prospectus is deleted and replaced with the following.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)(1)	7.00%
Transfer Fee	None

(1)	Withdrawal Charges in subsequent years*
	Annuity Year	Percentage Applied Against Account Value being Withdrawn
	Annuity Year 1	7.0%
	Annuity Year 2	7.0%
	Annuity Year 3	6.0%
	Annuity Year 4	5.0%
	Annuity Year 5	4.0%
	Annuity Year 6	3.0%
	Annuity Year 7 or later	0.0%
*	The years referenced in the CDSC table above refer to the years since Contract Issue Date. CDSCs are applied against the amount of Account Value being withdrawn.
File Number Reference
On the cover page of the Prospectus, the last sentence in the first paragraph is deleted and replaced with the following.
The Index Strategy crediting options available with this Annuity are described in a separate prospectus, FlexGuard, Flexible Premium Deferred Index-Linked and Variable Annuity (B Series) (the “Index Strategies Prospectus”), which can be found on our website at www.prudential.com/s3-Pruco-FlexGuard-income-indexed-va.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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